UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   July 31, 2014

PLASTIC2OIL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois Street Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

JBI, INC.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Section 5- Corporate Governance and Management

Item 5.03.      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2014, JBI, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation to change the Company’s corporate name to “Plastic2Oil, Inc.” A copy of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1. The amendment was previously approved by the Company’s stockholders.

In connection with the name change, the Company changed its ticker symbol from “JBII” to “PTOI”, effective August 6, 2014, and the Company’s common stock was assigned the following new CUSIP number: 72759R102. Outstanding stock certificates representing shares of the Company’s common stock will continue to be valid and need not be exchanged in connection with the name change.

Section 9- Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, filed on July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plastic2Oil, Inc. (f/k/a JBI, Inc.)

August 5, 2014	By:	/s/ Richard Heddle
	Name:	Richard Heddle
	Title:	Chief Executive Officer